Supplemental Information
for the Quarter Ended December 31, 2015

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 36 geographically diverse malls and retail centers, encompassing over 24.9 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) allocable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

The Company also adjusts for the portion of consolidated net income (loss) attributable to non-controlling interests of joint venture partners to reflect FFO allocable to the Company's common shareholders.
In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) allocable to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Brian Harper	Chief Operating Officer
John Wain	Chief Financial Officer
Susan Elman	Executive Vice President, General Counsel
Michael Grant	Chief Accounting Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Bank of America/Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Barclays Capital	Ross Smotrich	ross.smotrich@barcap.com	(212) 526-2306
Boenning & Scattergood	Floris Van Dijkum	fvandijkum@boenninginc.com	(212) 209-3916
Canaccord Genuity	Paul Morgan	pmorgan@canaccordgenuity.com	(415) 325-7269
Green Street Advisors	Daniel Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
KeyBanc	Todd Thomas	tthomas@key.com	(917) 368-2286
RBC	Richard Moore	rich.moore@rbccm.com	(440) 715-2646
Stifel Nicolaus	Nathan Isbee	isbeen@stifel.com	(443) 224-1346

Common Share Trading Statistics

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
High	$18.61	$18.19	$19.44	$21.17
Low	$14.09	$15.15	$16.01	$17.18
Close	$14.56	$15.58	$16.35	$18.96
Volume	16,646,100	12,721,400	11,173,200	15,911,500

Q4 2015 Supplemental Package	3

Shares Outstanding

	Three Months Ended		Years Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Total common shares outstanding	57,797,475	57,743,981	57,797,475	57,743,981
Net number of common shares issuable assuming exercise of stock options (1)	147,106	573,373	246,842	573,273
Total common shares - diluted	57,944,581	58,317,354	58,044,317	58,317,254
Weighted average common shares outstanding - diluted (FFO)(2)	58,159,126	58,105,232	58,116,256	57,742,725
Weighted average common shares outstanding - basic (3)	57,939,535	57,531,859	57,802,287	57,203,196
Weighted average common shares outstanding - diluted (3)(4)	57,939,535	57,531,859	58,116,256	57,203,196
`

(1) Based upon the weighted average stock price for the three months and years ended December 31, 2015 and 2014.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three months and years ended December 31, 2015 and 2014.
(4) Dilutive shares are excluded for the three months ended December 31, 2015 and 2014 and for the year ended December 31, 2014 as the Company was in a net loss from continuing operations position.

Q4 2015 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)

Assets:
Investment in real estate:
Land	$428,157	$371,363
Buildings and equipment	2,151,443	1,820,072
Less accumulated depreciation	(239,091)	(189,838)
Net investment in real estate	2,340,509	2,001,597
Cash and cash equivalents	5,420	14,308
Restricted cash	34,568	48,055
Accounts receivable, net	43,196	35,492
Deferred expenses, net	56,531	52,611
Prepaid expenses and other assets, net	49,034	62,690
Assets of property held for sale	—	55,647
Total assets	$2,529,258	$2,270,400

Liabilities:
Mortgages, notes and loans payable	$1,706,513	$1,584,499
Accounts payable and accrued expenses, net	147,288	113,976
Liabilities of property held for sale	—	38,590
Total liabilities	1,853,801	1,737,065

Commitments and contingencies	—	—

Mezzanine Equity:
Non-controlling interest in Operating Partnership	140,953	—

Equity:
Preferred stock (1)	—	—
Common stock (2)	581	578
Additional paid-in capital	643,828	679,275
Accumulated deficit	(121,182)	(162,881)
Accumulated other comprehensive loss	(65)	(482)
Treasury stock (3)	(3,509)	—
Total stockholders' equity	519,653	516,490
Non-controlling interest	14,851	16,845
Total equity	534,504	533,335
Total liabilities, mezzanine equity and equity	$2,529,258	$2,270,400

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2015 and 2014.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 58,097,933 issued and 57,797,475 outstanding at December 31, 2015 and 57,748,141 issued and 57,743,981 outstanding at December 31, 2014.
(3)Treasury stock, at cost , $0.01 par value, 238,055 shares at December 31, 2015 and 0 shares at December 31, 2014.

Q4 2015 Supplemental Package	5

Financial Overview                                                  Consolidated Statements of Operations and Comprehensive Income and (Loss)

	Three Months Ended		Years Ended
(In thousands, except per share amounts)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)
Revenues:
Minimum rents	$57,733	$55,747	$212,072	$200,354
Tenant recoveries	20,377	19,149	78,287	77,580
Overage rents	4,168	3,806	7,372	6,470
Other	2,583	3,013	7,653	7,723
Total revenues	84,861	81,715	305,384	292,127
Expenses:
Property operating costs	17,268	17,734	68,770	70,269
Real estate taxes	7,026	7,018	27,075	26,571
Property maintenance costs	2,665	3,161	10,223	11,331
Marketing	789	1,603	2,146	3,257
Provision for doubtful accounts	429	569	1,746	1,228
General and administrative	6,132	7,716	25,817	26,329
Provision for impairment	—	5,300	2,900	15,965
Depreciation and amortization	35,221	28,708	107,941	100,302
Other	1,286	2,805	6,491	5,437
Total operating expenses	70,816	74,614	253,109	260,689
Operating income	14,045	7,101	52,275	31,438

Interest income	—	12	18	323
Interest expense	(16,675)	(19,670)	(71,420)	(82,909)
Gain (loss) on extinguishment of debt	(270)	—	26,558	—
Income (loss) before income taxes, gain on sale of real estate assets, and discontinued operations	(2,900)	(12,557)	7,431	(51,148)
Provision for income taxes	(95)	(154)	(604)	(537)
Income (loss) from continuing operations before gain on sale of real estate assets	(2,995)	(12,711)	6,827	(51,685)
Gain on sale of real estate assets	2,300	—	34,796	—
Income (loss) from continuing operations	(695)	(12,711)	41,623	(51,685)
Discontinued operations	—	—	—	—
Net income (loss)	(695)	(12,711)	41,623	(51,685)
Net (income) loss attributable to non-controlling interests	(32)	122	76	(71)
Net income (loss) attributable to Rouse Properties, Inc.	$(727)	$(12,589)	$41,699	$(51,756)
Preferred distributions	(953)	—	(953)	—
Net income (loss) allocable to common shareholders	$(1,680)	$(12,589)	$40,746	$(51,756)

Per common share data:
Net income (loss) per share allocable to common shareholders
Basic	$(0.03)	$(0.22)	$0.70	$(0.90)
Diluted	$(0.03)	$(0.22)	$0.70	$(0.90)

Dividends declared per share	$0.18	$0.17	$0.72	$0.68

Other comprehensive income (loss):
Net income (loss)	$(695)	$(12,711)	$41,623	$(51,685)
Other comprehensive income (loss):
Net unrealized gain (loss) on financial instrument	1,743	(252)	417	(482)
Comprehensive income (loss)	$1,048	$(12,963)	$42,040	$(52,167)

Q4 2015 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Periods Ended

	December 31, 2015					December 31, 2014
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$57,733	$(1,029)	$56,704	$597	$57,301	$55,747	$(1,129)	$54,618	$2,670	$57,288
Tenant recoveries	20,377	(327)	20,050	—	20,050	19,149	(312)	18,837	—	18,837
Overage rents	4,168	(45)	4,123	—	4,123	3,806	(26)	3,780	—	3,780
Other	2,583	(26)	2,557	—	2,557	3,013	(33)	2,980	—	2,980
Total revenues	84,861	(1,427)	83,434	597	84,031	81,715	(1,500)	80,215	2,670	82,885
Operating Expenses:
Property operating costs (3)	17,268	(226)	17,042	(39)	17,003	17,734	(214)	17,520	(39)	17,481
Real estate taxes	7,026	(170)	6,856	—	6,856	7,018	(178)	6,840	—	6,840
Property maintenance costs	2,665	(36)	2,629	—	2,629	3,161	(55)	3,106	—	3,106
Marketing	789	(26)	763	—	763	1,603	(22)	1,581	—	1,581
Provision for doubtful accounts	429	(12)	417	—	417	569	16	585	—	585
Total operating expenses	28,177	(470)	27,707	(39)	27,668	30,085	(453)	29,632	(39)	29,593

Net operating income	56,684	(957)	55,727	636	56,363	51,630	(1,047)	50,583	2,709	53,292

General and administrative (4)(5)	6,132	(1)	6,131	—	6,131	7,716	—	7,716	—	7,716
Other (6)	1,286	—	1,286	(1,286)	—	2,805	—	2,805	(2,805)	—
Subtotal	49,266	(956)	48,310	1,922	50,232	41,109	(1,047)	40,062	5,514	45,576

Interest income	—	—	—	—	—	12	—	12	—	12
Interest expense
Amortization and write-off of market rate adjustments	288	—	288	(288)	—	138	—	138	(138)	—
Amortization and write-off of deferred financing costs	(815)	—	(815)	815	—	(789)	—	(789)	789	—
Interest on debt	(16,148)	337	(15,811)	—	(15,811)	(19,019)	416	(18,603)	—	(18,603)
Provision for income taxes	(95)	—	(95)	95	—	(154)	—	(154)	154	—
Preferred distributions	(953)	—	(953)	—	(953)	—	—	—	—	—
Funds from operations	$31,543	$(619)	$30,924	$2,544	$33,468	$21,297	$(631)	$20,666	$6,319	$26,985
Funds from operations per share - basic (7)					$0.58					$0.47
Funds from operations per share - diluted (8)					$0.58					$0.46

(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $(460) and $(574), above / below market lease amortization of $1,092 and $3,237 and tenant inducement amortization of $(35) and $7 for the three months ended December 31, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 for each of the three months ended December 31, 2015 and 2014.
(4) General and administrative costs include $679 and $962 of non-cash stock compensation expense for the three months ended December 31, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $3 and $0 for the three months ended December 31, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform to Rouse's IT platform.
(7) Calculated using weighted average number of shares of common stock 57,939,535 and 57,531,859 for the three months ended December 31, 2015 and 2014, respectively.
(8) Assumes 58,159,126 and 58,105,232 of diluted shares of common stock for the three months ended December 31, 2015 and 2014, respectively.

Q4 2015 Supplemental Package	7

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Years Ended

	December 31, 2015					December 31, 2014
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Noncontrolling Interest(1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$212,072	$(4,207)	$207,865	$5,472	$213,337	$200,354	$(1,498)	$198,856	$11,336	$210,192
Tenant recoveries	78,287	(1,373)	76,914	—	76,914	77,580	(433)	77,147	—	77,147
Overage rents	7,372	(78)	7,294	—	7,294	6,470	(28)	6,442	—	6,442
Other	7,653	(85)	7,568	—	7,568	7,723	(35)	7,688	—	7,688
Total revenues	305,384	(5,743)	299,641	5,472	305,113	292,127	(1,994)	290,133	11,336	301,469
Operating Expenses:
Property operating costs (3)	68,770	(1,035)	67,735	(155)	67,580	70,269	(274)	69,995	(145)	69,850
Real estate taxes	27,075	(747)	26,328	—	26,328	26,571	(236)	26,335	—	26,335
Property maintenance costs	10,223	(136)	10,087	—	10,087	11,331	(60)	11,271	—	11,271
Marketing	2,146	(56)	2,090	—	2,090	3,257	(23)	3,234	—	3,234
Provision for doubtful accounts	1,746	4	1,750	—	1,750	1,228	16	1,244	—	1,244
Total operating expenses	109,960	(1,970)	107,990	(155)	107,835	112,656	(577)	112,079	(145)	111,934

Net operating income	195,424	(3,773)	191,651	5,627	197,278	179,471	(1,417)	178,054	11,481	189,535

General and administrative (4)(5)	25,817	(1)	25,816	(17)	25,799	26,329	—	26,329	(56)	26,273
Other (6)	6,491	—	6,491	(6,491)	—	5,437	—	5,437	(5,437)	—
Subtotal	163,116	(3,772)	159,344	12,135	171,479	147,705	(1,417)	146,288	16,974	163,262

Interest income	18		18	—	18	323	—	323	—	323
Interest expense
Amortization and write-off of market rate adjustments	804	—	804	(804)	—	(8,878)	—	(8,878)	8,878	—
Amortization and write-off of deferred financing costs	(4,214)	—	(4,214)	4,214	—	(4,209)	—	(4,209)	4,209	—
Debt extinguishment costs	(7)	—	(7)	7	—	(259)	—	(259)	259	—
Interest on debt	(68,003)	1,420	(66,583)	—	(66,583)	(69,563)	494	(69,069)	—	(69,069)
Provision for income taxes	(604)	—	(604)	604	—	(537)	—	(537)	537	—
Preferred distributions	(953)		(953)	—	(953)	—	—	—	—	—
Funds from operations	$90,157	$(2,352)	$87,805	$16,156	$103,961	$64,582	$(923)	$63,659	$30,857	$94,516
Funds from operations per share - basic (7)					$1.80					$1.65
Funds from operations per share - diluted (8)					$1.79					$1.64

(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments includes the aggregate amounts for straight-line rent of $(1,162) and $(1,757), above / below market lease amortization of $6,562 and $13,066 and tenant inducement amortization of $72 and $28 for the years ended December 31, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $155 and $145 for the years ended December 31, 2015 and 2014, respectively.
(4) General and administrative costs include $2,899 and $3,699 of non-cash stock compensation expense for the years ended December 31, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $17 and $56 for the years ended December 31, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield's IT platform on to Rouse's IT platform.
(7) Calculated using weighted average number of shares of 57,802,287 and 57,203,196 for the years ended December 31, 2015 and 2014, respectively.
(8) Assumes 58,116,256 and 57,742,725 of diluted common shares for the years ended December 31, 2015 and 2014, respectively.

Q4 2015 Supplemental Package	8

Financial Schedules

Core NOI Summary

	Three Months Ended		Years Ended
(In thousands)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)

Consolidated net operating income	$56,684	$51,630	$195,424	$179,471
Add / (less) :
Non-controlling interests	(957)	(1,047)	(3,773)	(1,417)
Core NOI adjustments	636	2,709	5,627	11,481
Rouse core net operating income	$56,363	$53,292	$197,278	$189,535
Add / (less):
Non same property assets (1)	(12,970)	(11,710)	(43,642)	(39,301)
Lease termination income and other	(1,042)	(847)	(1,818)	(2,204)
Same Property core net operating income (2)	$42,351	$40,735	$151,818	$148,030
Same Property change %	4.0%		2.6%

(1) Represents Bel Air Mall, The Mall at Barnes Crossing, Mt. Shasta, Fig Garden, and The Shoppes at Carlsbad, which were acquired in May 2014, August 2014, January 2015, June 2015, and November 2015, respectively, and The Shoppes at Knollwood Mall, Steeplegate Mall, and Collin Creek Mall, which were disposed of in January 2015, March 2015 and April 2015, respectively. Same Property portfolio also excludes Gateway Mall, NewPark Mall and Spring Hill Mall, which are undergoing redevelopment with significant disruption. Vista Ridge Mall is a special consideration asset, which is also excluded from our Same Property portfolio. An asset is designated as a special consideration asset when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

(2) Same Property Core net operating income,includes legacy litigation expenses (recoveries) for the three months ended December 31, 2015 and 2014 of $0.01 million and $(0.02) million, respectively. Same Property Core net operating income,includes legacy litigation expenses for the years ended December 31, 2015 and 2014 of $0.05 million and $0.8 million, respectively.

Q4 2015 Supplemental Package	9

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Years Ended
(In thousands)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI	$55,727	$50,583	$191,651	$178,054
Non-controlling interests	957	1,047	3,773	1,417
General and administrative	(6,132)	(7,716)	(25,817)	(26,329)
Other	(1,286)	(2,805)	(6,491)	(5,437)
Depreciation and amortization	(35,221)	(28,708)	(107,941)	(100,302)
Provision for impairment	—	(5,300)	(2,900)	(15,965)
Operating income	$14,045	$7,101	$52,275	$31,438

Reconciliation of FFO to GAAP Net income (loss) allocable to common shareholders
FFO	$30,924	$20,666	$87,805	$63,659
Non-controlling interests - Depreciation and amortization/Other	587	753	2,428	852
Depreciation and amortization	(35,221)	(28,708)	(107,941)	(100,302)
Provision for impairment	—	(5,300)	(2,900)	(15,965)
Gain (loss) on extinguishment of debt	(270)	—	26,558	—
Gain on sale of real estate assets	2,300	—	34,796	—
Net income (loss) allocable to common shareholders	$(1,680)	$(12,589)	$40,746	$(51,756)

Weighted average number of shares outstanding - Basic	57,939,535	57,531,859	57,802,287	57,203,196

Weighted average number of shares outstanding - Diluted	57,939,535	57,531,859	58,116,256	57,203,196

Per common share data:
Net income (loss) per share allocable to common shareholders
Basic	$(0.03)	$(0.22)	$0.70	$(0.90)

Diluted	$(0.03)	$(0.22)	$0.70	$(0.90)

Q4 2015 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Ownership	Maturity			Outstanding Balance	Balloon Payment at Maturity
	%	Month	Year	Rate			2016	2017	2018	2019	2020	After	Mortgage Details
Vista Ridge Mall (1)	100%	Apr	2016	6.87	65,611	64,660	951	—	—	—	—	—	Non-recourse / fixed
The Centre at Salisbury (1) (2)	100%	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed (2)
The Mall at Turtle Creek	100%	Jun	2016	6.54	76,615	76,079	536	—	—	—	—	—	Non-recourse / fixed
NewPark Mall (3)	100%	Sep	2018	2.53	114,245	114,245	—	—	—	—	—	—	Non-recourse / floating
West Valley Mall (1) (4)	100%	Sep	2018	3.24	59,000	56,790	188	1,147	875	—	—	—	Non-recourse / fixed
The Shoppes at Bel Air (1) (5)	100%	Nov	2018	2.78	110,450	108,800	—	275	1,375	—	—	—	Non-recourse / floating
The Shoppes at Gateway (6)	100%	Jan	2020	3.64	75,000	75,000	—	—	—	—	—	—	Non-recourse/fixed
Pierre Bossier Mall	100%	May	2022	4.94	45,875	39,891	818	866	911	957	1,000	1,432	Non-recourse / fixed
Pierre Bossier Anchor	100%	May	2022	4.85	3,550	2,894	90	95	100	105	110	156	Non-recourse / fixed
Southland Center (MI)	100%	Jul	2022	5.09	74,806	65,085	1,284	1,363	1,435	1,511	1,580	2,548	Non-recourse / fixed
Chesterfield Towne Center	100%	Oct	2022	4.75	106,379	92,380	1,789	1,892	1,985	2,082	2,171	4,080	Non-recourse / fixed
Animas Valley Mall	100%	Nov	2022	4.41	49,156	41,844	931	980	1,025	1,072	1,115	2,189	Non-recourse / fixed
Lakeland Square	100%	Apr	2023	4.17	66,814	55,951	1,285	1,348	1,406	1,467	1,523	3,834	Non-recourse / fixed
Valley Hills Mall	100%	July	2023	4.47	65,362	54,921	1,174	1,237	1,294	1,354	1,409	3,973	Non-recourse / fixed
Chula Vista Center	100%	July	2024	4.18	70,000	60,814	—	467	1,175	1,225	1,270	5,049	Non-recourse / fixed
The Mall at Barnes Crossing	52.8%	Sep	2024	4.29	67,000	58,361	—	268	1,093	1,142	1,184	4,952	Non-recourse / fixed
Bayshore Mall	100%	Oct	2024	3.96	46,500	40,185	—	130	804	837	866	3,678	Non-recourse/ fixed
Mt. Shasta Mall	100%	Mar	2025	4.19	31,850	27,747	—	—	386	540	560	2,617	Non-recourse/fixed
Fig Garden Village	100%	Jun	2025	4.14	74,200	67,494	—	—	—	—	606	6,100	Non-recourse/fixed
Greenville Mall	100%	Nov	2025	4.46	45,440	36,826	708	746	781	817	849	4,713	Non-recourse / fixed

Total property level debt				4.40	$1,362,853	$1,254,967	$9,754	$10,814	$14,645	$13,109	$14,243	$45,321

2013 Term Loan (7) (8)		Nov	2018	2.77	285,000	285,000	—	—	—	—	—	—	Recourse / floating
2013 Revolver (7) (8) (9)		Nov	2017	2.76	59,000	59,000	—	—	—	—	—	—	Recourse / floating

Total corporate level debt (10) (11)					344,000	344,000	—	—	—	—	—	—
Total Debt Outstanding				4.07%	$1,706,853	$1,598,967	$9,754	$10,814	$14,645	$13,109	$14,243	$45,321

Market rate adjustment					(340)
Total Debt Outstanding					$1,706,513
Less: Non controlling interest share of debt
The Mall at Barnes Crossing	47.2%	Sep	2024	4.29	(31,624)
Company's Share of Consolidated Debt				4.40%	$1,674,889

Q4 2015 Supplemental Package	11

Financial Schedules

Mortgages, Notes, and Loans Payable
(1) Prepayable without a penalty.
(2) The Company guaranteed a maximum amount of $3.5 million until certain financial covenants are met for two consecutive years.
(3) An interest rate swap became effective on this loan beginning January 1, 2016, which fixes the interest rate at 3.26%, through September 2018.
(4) During January 2014, the Company entered into a swap transaction which fixes the interest rate on the loan for this property at 3.24%, through June 2018.
(5)The loan provides for an additional subsequent funding of $9.5 million upon achieving certain conditions. The Company entered into a interest rate swap on this loan beginning in January 2016, which fixes the interest rate at 3.34% through November 2018.
(6)The mortgage loan has a one year extension option. We entered into an interest swap on the loan which fixes the interest rate at 3.64% through January 2020. In connection, with the removal of The Shoppes at Gateway from the 2013 Senior Facility collateral pool, The Shoppes at Carlsbad was added to the 2013 Senior Facility collateral pool with no change to the outstanding 2013 Senior Facility balance.
(7) LIBOR (30 day) plus 233 basis points.
(8) During the year ended December 31, 2015, the Company exercised an "accordion" feature and increased the aggregate commitments under the 2013 Senior Facility from $545.0 million to $595.0 million, increased availability of borrowings on a revolving basis from $285.0 million to $310.0 million and increased the 2013 Term Loan from $260.0 million to $285.0 million.
(9)As of December 31, 2015, the Company had $59.0 million of indebtedness outstanding under the 2013 Revolver.
(10) The following properties were allocated to our 2013 Senior Facility collateral pool as of December 31, 2015:

Birchwood Mall	Lansing Mall	The Shoppes at Carlsbad	Southland Mall
Cache Valley Mall	The Mall at Sierra Vista	Sikes Senter	Three Rivers Mall
Colony Square Mall	Mall St. Vincent	Silver Lake Mall	Westwood Mall
Grand Traverse Mall	North Plains Mall	Spring Hill Mall	White Mountain Mall

(11) Approximately 67% or $1.14 billion of the Rouse debt had a fixed interest rate and 33% or $569.0 million of the Rouse debt had a variable interest rate.

(In thousands)	2016	2017	2018	2019	2020	After	Total
Balloon payment	$255,739	$59,000	$564,835	$—	$75,000	$644,393	$1,598,967
Amortization	9,754	10,814	14,645	13,109	14,243	45,321	107,886
Debt maturity and amortization	$265,493	$69,814	$579,480	$13,109	$89,243	$689,714	$1,706,853
Weighted average interest rate of expiring debt	6.29%	2.76%	2.77%	—%	3.64%	4.45%	4.07%

Q4 2015 Supplemental Package	12

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2015	$1,313,730	$260,000	$10,000	$1,583,730
Mt. Shasta Acquisition Financing	31,850	—	—	31,850
Washington Park Payoff	(10,474)	—	—	(10,474)
Steeplegate Disposition	(45,862)	—	—	(45,862)
Collin Creek Disposition	(57,572)	—	—	(57,572)
Fig Garden Village Acquisition Financing	74,200	—	—	74,200
Grand Traverse Payoff	(58,982)	—	—	(58,982)
NewPark Mall Payoff	(64,665)	—	—	(64,665)
NewPark Mall Refinance	114,250	—	—	114,250
Bel Air Mall Payoff	(109,618)	—	—	(109,618)
Bel Air Mall Refinance	110,450	—	—	110,450
Greenville Mall Payoff	(40,171)	—	—	(40,171)
Greenville Mall Refinance	45,500	—	—	45,500
Gateway Mall Refinance	75,000	—	—	75,000
2015 Mortgage Loan Amortization	(14,783)	—	—	(14,783)
Accordion Exercise	—	25,000	—	25,000
Drawdowns on 2013 Revolver	—	—	276,500	276,500
Paydowns on 2013 Revolver	—	—	(227,500)	(227,500)
Ending balance as of December 31, 2015	$1,362,853	$285,000	$59,000	$1,706,853

Weighted Average Balance	$1,282,241	$272,671	$55,248	$1,610,160

Q4 2015 Supplemental Package	13

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)

Above-market tenant leases, net	$40,180	$50,996
Prepaid expenses	4,372	4,755
Below-market ground leases, net	2,990	3,145
Deposits	424	1,447
Other	1,068	2,347
Total prepaid expenses and other assets, net	$49,034	$62,690

Accounts Payable and Accrued Expenses, Net

(In thousands)	December 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)

Construction payable	$47,572	$16,272
Below-market tenant leases, net	42,592	43,292
Accrued dividend	10,472	9,885
Accrued real estate taxes	8,773	9,028
Accounts payable and accrued expenses	8,096	9,901
Accrued payroll and other employee liabilities	7,778	9,352
Accrued interest	6,868	4,380
Deferred income	5,420	5,471
Asset retirement obligation liability	4,585	4,545
Tenant and other deposits	1,706	1,336
Other	3,426	514
Total accounts payable and accrued expenses, net	$147,288	$113,976

Q4 2015 Supplemental Package	14

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ In thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Stabilized Yield (1)	Construction Start Date	Substantial Completion Date
NewPark Mall Newark, CA	140,000 SF of new entertainment, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$64,232 (2)	$59,819	9.5 - 10.5%	Q3 2014	Q4 2015 - Q2 2016
Gateway Mall Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$45,200	$37,220	8 - 9%	Q3 2014	Q4 2015
Southland Center Taylor, MI	Demolish vacant anchor and construct new 50,000 SF Cinemark Theater and restaurant collection.	62,000	$15,300	$2,096	9 - 10%	Q2 2015	Q1 2016
Southland Mall Hayward, CA	Redevelop former Kohl's anchor for new Dick's Sporting Goods, convert inline space to new Cinemark Theater, junior boxes and full service and fast casual restaurants.	243,000	$44,400	$5,505	9 - 10%	Q3 2015	Q4 2016 - Q2 2017
Spring Hill Mall West Dundee, IL	Replace former JCPenney anchor and inline space with new 37,000 SF Cinemark Theater, street scape, multi-tenant buildings and restaurant collection.	93,000	$23,216 (3)	$14,024	8 - 9%	Q3 2015	Q4 2016

(1) Estimated stabilized yield based on total net estimated project cost.
(2) After deducting the benefit of the net present value of municipal incentive currently estimated at $9.6 million.
(3) After deducting the benefit of the net present value of municipal incentive currently estimated at $6.5 million.

Operating Property Capital Expenditures:

Year Ended
(In thousands)	December 31, 2015
Ordinary capital expenditures (1)	$1,493
Cosmetic capital expenditures	12,739
Tenant improvements and allowances (2)	29,442
Total	$43,674

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances on current operating properties, excluding anchors and strategic projects.

Q4 2015 Supplemental Package	15

Portfolio Operating Metrics

Key Operating Performance Indicators
As of December 31, 2015

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Office GLA	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	36	11,834	5,721	34	7,300	24,889

Operating Metrics (1)
	Tenant Sales (2)	Occupancy Costs (3)
Total Operating Portfolio	$350	11.0%

	Operating Portfolio
	In-Place Rent < 10k SF (4)
	December 31, 2015	December 31, 2014
Freestanding	$20.88	$20.06
Mall	41.76	39.41
Total Operating Portfolio	$39.11	$37.14

(1) See Property Schedule on page 17 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of December 31, 2015 and 2014. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q4 2015 Supplemental Package	16

Portfolio Operating Metrics

Summary of Properties (1)
As of December 31, 2015

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Office GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, JCPenney, Sears	277,983	—	188,817	—	466,800	90.9%	90.9%
Barnes Crossing, The Mall at	Tupelo, MS	Belk, Belk Home, JCPenney, Sears	378,231	—	250,965	100,954	730,150	96.9	94.6
Bayshore Mall	Eureka, CA	Wal Mart, Kohl's, Sears	365,510	—	161,209	59,235	585,954	86.5	85.4
Bel Air Mall	Mobile, AL	Belk, Dillard's, Target, JCPenney	393,947	—	325,148	440,865	1,159,960	93.6	87.8
Birchwood Mall	Port Huron, MI	Target, Macy's, JCPenney, Carson's, Sears	302,880	—	161,216	264,918	729,014	91.7	91.7
Cache Valley Mall	Logan, UT	Herberger's, JCPenney	236,685	—	109,476	—	346,161	94.0	92.1
Chesterfield Towne Center	Richmond, VA	Macy's, JCPenney, At Home, Sears	484,931	—	543,572	—	1,028,503	92.7	92.2
Chula Vista Center	Chula Vista, CA	Macy's, AMC, JCPenney, Burlington, Sears	321,788	—	163,232	377,600	862,620	92.3	92.1
Colony Square Mall	Zanesville, OH	Elder-Beerman, JCPenney, Dunham's Sports, Cinemark	359,517	—	78,440	58,997	496,954	77.7	76.7
Fig Garden Village	Fresno, CA	Whole Foods, CVS	267,740	33,181	—	—	300,921	93.8	93.8
Grand Traverse Mall	Traverse City, MI	Macy's, Target, JCPenney	316,000	—	—	283,349	599,349	92.6	87.4
Greenville Mall	Greenville, NC	Belk, Belk Ladies, JCPenney, Dunham's Sports	225,103	—	178,510	46,051	449,664	94.1	94.1
Lakeland Square	Lakeland, FL	Dillard's, Macy's, JCPenney, Cinemark, Sears	351,171	—	276,358	257,353	884,882	96.6	91.9
Lansing Mall	Lansing, MI	Macy's, Regal Cinema, JCPenney, Younkers	477,986	—	210,900	103,000	791,886	93.7	93.7
Mall St. Vincent	Shreveport, LA	Dillard's, Sears	194,152	—	—	348,000	542,152	87.7	83.5
Mt. Shasta Mall	Redding, CA	Macy's, JCPenney, Sears	188,558	—	130,444	202,594	521,596	99.1	86.2
North Plains Mall	Clovis, NM	Dillard's, JCPenney, Sears, Beall's	131,234	—	170,496	—	301,730	94.4	94.4
Pierre Bossier Mall	Bossier City, LA	Dillard's, JCPenney, Sears, Virginia College	265,365	—	59,156	288,328	612,849	84.6	84.6
Salisbury, The Centre at	Salisbury, MD	Macy's, Dick's, Regal Cinema, Boscov's, Sears	368,758	—	272,304	140,000	781,062	96.5	94.6
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Cinemark, Sears	170,185	—	—	196,492	366,677	95.1	95.1
Sikes Senter	Wichita Falls, TX	Dillard's, Dillard's Men's and Home, JCPenney, At Home	293,031	—	374,690	—	667,721	88.2	85.8
Silver Lake Mall	Coeur D' Alene, ID	Macy's, JCPenney, Sears, Sports Authority	153,220	—	172,253	—	325,473	85.1	85.1
Southland Center	Taylor, MI	Macy's, Cinemark, JCPenney	371,567	—	215,787	292,377	879,731	97.0	96.1
Southland Mall	Hayward, CA	Macy's, JCPenney, Sears	573,637	—	347,032	292,000	1,212,669	93.8	92.6
Three Rivers Mall	Kelso, WA	JCPenney, Macy's, Sportsman's Warehouse, Regal Cinema	307,563	—	98,566	—	406,129	82.6	82.6
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, Target, JCPenney	366,993	—	—	364,199	731,192	95.1	91.2
Valley Hills Mall	Hickory, NC	Belk, Dillard's, JCPenney, Sears	316,741	—	—	611,516	928,257	88.5	91.1
Washington Park Mall	Bartlesville, OK	JCPenney, Dillard's, Sears	161,864	—	122,894	71,402	356,160	91.3	91.3
West Valley Mall	Tracy, CA	Macy's, Target, Cinemark, JCPenney, Sears	535,463	—	236,454	111,836	883,753	96.2	95.8
Westwood Mall	Jackson, MI	Wal-Mart, JCPenney, Younkers	143,943	—	70,500	301,188	515,631	87.3	87.3
White Mountain Mall	Rock Springs, WY	Herberger's, JCPenney	243,040	—	94,482	—	337,522	91.8	91.8
Total Operating Portfolio			9,544,786	33,181	5,012,901	5,212,254	19,803,122	92.0%	90.4%
Carlsbad, The Shoppes at	Carlsbad, CA	Macy's, JCPenney, Regal Cinema, 24 Hour Fitness, Sears	518,163	—	148,958	421,093	1,088,214	85.1	83.9
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart Neighborhood Grocery, Cinemark	478,789	—	218,055	113,613	810,457	95.4	88.5
NewPark Mall	Newark, CA	Macy's, JCPenney, AMC, Burlington Coat, Sears	485,414	—	207,372	335,870	1,028,656	84.6	70.7
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Macy's, Sears	417,076	—	134,148	547,432	1,098,656	83.4	72.1
Vista Ridge Mall	Lewisville, TX	Dillard's, JCPenney, Macy's, Cinemark, Sears	390,078	—	—	670,210	1,060,288	83.2	83.2
Redevelopment and special consideration assets			2,289,520	—	708,533	2,088,218	5,086,271	86.5%	80.1%
Total Rouse Portfolio			11,834,306	33,181	5,721,434	7,300,472	24,889,393	90.9%	88.5%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 52.8% controlling interest.

Q4 2015 Supplemental Package	17

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of December 31, 2015

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	501	1,181,385	$13.70
Permanent Leasing
2015 and prior	19	46,578	66.12	1.05%
2016	392	1,128,717	34.16	13.15%
2017	395	1,242,949	33.84	14.34%
2018	246	1,024,926	35.69	12.47%
2019	152	716,891	32.84	8.03%
2020	146	621,549	29.32	6.21%
2021	104	693,121	24.93	5.87%
2022	92	481,824	28.86	4.74%
2023	87	438,017	33.25	4.97%
2024	93	663,038	23.06	5.21%
2025	119	853,020	28.27	8.22%
2026	82	624,115	28.40	6.04%
2027 and thereafter	47	1,040,232	27.24	9.70%
Total Permanent Leasing	1,974	9,574,977	$30.65	100.00%
Total Leasing	2,475	10,756,362

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rates are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q4 2015 Supplemental Package	18

Portfolio Operating Metrics

Top Ten Tenants
As of December 31, 2015

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.3%	276	65	65
Foot Locker, Inc.	Champs Sports, Footaction USA,Foot Locker, Kids Foot Locker, Lady Foot Locker	3.5	228	55	55
Signet Jewelers Limited	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers, Zales, Gordon's ,Piercing Pagoda	3.3	91	70	70
JCPenney Company, Inc.	JCPenney	2.6	2,798	29	18(2)
Cinemark USA, Inc.	Cinemark, Movies	2.1	356	8	8
Sears Holdings Corporation	Sears	2.0	3,073	24	12
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.7	110	19	19
Genesco Inc.	Hat Shack, Hat World, Journey's, Lids, Lids Locker Room, Underground Station	1.7	86	59	59
Ascena Retail Group, Inc.	Ann Taylor, Loft, Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.7	214	43	43
Macy's, Inc.	Macy's	1.7	2,360	18	5
Totals		24.6%	9,592	390	354

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to JCPenney.

Q4 2015 Supplemental Package	19

Portfolio Operating Metrics

Leasing Activity
As of December 31, 2015

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF	Average Freestanding Rent PSF
Under 10,000 sq. ft.	40	145,403	9.8	$35.12	$40.81	$43.08	$43.43
Over 10,000 sq. ft.	2	84,604	10.5	15.24	—	16.09	—
Total New Leases	42	230,007	10.1	27.52	40.81	32.76	43.43

Renewal Leases
Under 10,000 sq. ft.	73	211,027	2.9	$30.28	$16.47	$31.34	$16.47
Over 10,000 sq. ft.	4	122,625	6.4	9.29	—	9.52	—
Total Renewal Leases	77	333,652	4.2	22.43	16.47	23.18	16.47

Sub-Total	119	563,659	6.6	24.48	31.25	27.04	32.84

Percent in Lieu	27	84,228	n.a	n.a	n.a	n.a	n.a

Total Q4 2015	146	647,887	6.6	$24.48	$31.25	$27.04	$32.84
Total Q3 2015	103	531,892
Total Q2 2015	100	605,817
Total Q1 2015	115	456,779
Total 2015	464	2,242,375

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q4 2015	69	240,453	5.2	$30.06	$32.19	$26.16	$3.90	14.9%	$6.03	23.1%

Total YTD 2015	250	1,037,945	4.5	$27.15	$28.75	$24.18	$2.96	12.3%	$4.57	18.9%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q4 2015 Supplemental Package	20

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations exclude anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q4 2015 Supplemental Package	21